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                                                             Exhibit 10(iii)A(1)


                                SECOND AMENDMENT
                                     TO THE
                        NATIONAL SERVICE INDUSTRIES, INC.
                  1992 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN



               THIS AMENDMENT made as of January 5, 2000, by National Service Industries, Inc. ("NSI");


                       W o I o T o N o E o S o S o E o T o H:


         WHEREAS, the 1992 Nonemployee Directors' Stock Option Plan (the "Plan") was approved by the Board of Directors of NSI on September 16, 1992, and by the stockholders of NSI on January 6, 1993, and was subsequently amended on March 24, 1998; and


         WHEREAS, pursuant to the power of amendment set forth in Section 9 of the Plan and action of the Board of Directors of NSI on January 5, 2000;


         NOW, THEREFORE, the Plan is hereby amended as follows:


          1. Section 5.2 of the Plan is amended by replacing "1,000" with "1,500", so that Section 5.2 now reads in its entirety as follows:


                  5.2 Number of Shares.Each Option granted shall be in respect of a number of Shares equal to 1,500, subject to adjustment as provided in Section 7.


         2. Except as hereby modified, the Plan shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.


ATTEST:                                    NATIONAL SERVICE INDUSTRIES, INC.



                                           By: /s/ James S. Balloun
      Secretary                             James S. Balloun
                                            Chairman of the Board, President and
                                            Chief Executive Officer


(CORPORATE SEAL)